LONG-TERM INVESTMENTS	12 Months Ended
Mar. 31, 2024
Investments, Debt and Equity Securities [Abstract]
LONG-TERM INVESTMENTS

7. LONG-TERM INVESTMENTS

The Group’s long-term investments consist of the following:

	March 31, 2023	March 31, 2024
	RMB	RMB

Equity investments accounted for using the equity method
Beijing Gangjian Shoubao Cultural Media Center LLP (“Gangjian Shoubao”)	4,500	-
Weiche Information Technology Co., Ltd. (“Weiche”)	1,451	-
	5,951	-

Equity investments accounted for using the measurement alternative
Jincheng Consumer Finance (Sichuan) Co., Ltd. (“Jincheng”)	282,761	279,300

Total long-term investments	288,712	279,300

Investment in Jincheng

Investment in Jincheng represents an investment of 19% ordinary equity interest in a professional consumer financial service company. As the Group could not execute significant influence over Jincheng, the Group accounted for the investment using the alternative method measurement, and no measurement events were identified during the fiscal years ended March 31, 2023. In July 2022 and June 2023, the Group received a cash dividend from Jincheng amounting to RMB10.4 million and RMB12.0 million.

In November 2022, the Group entered into a definitive agreement with a third-party, pursuant to which the equity interest of Jincheng with carrying amount of RMB282.8 million was pledged to obtain a loan with RMB292.0 million principal bearing 5% annum interest rate, and due in December 2024 (Note 8).

The Group performs impairment assessment of its investments under the measurement alternative whenever events or changes in circumstances indicate that the carrying value of the investment may not be fully recoverable. In January 2024, the Group entered into an equity transfer agreement with a third party for the disposal of the investment at a cash consideration of RMB271.3 million. The transaction will be terminated if the sale of investment is not approved by the government. Given the uncertainty of the approval, the Company did not derecognize the investment as of March 31, 2024 until the approval and the sale of investment was subsequently completed in April 2024. As the cash consideration of RMB271.3 million received and cash dividend of RMB8.0 million expected to be received in July 2024 is lower than the carrying value of the investment of RMB282.8 million as of March 31, 2024, the Group recognised the impairment provision of approximately RMB3.5 million against the carrying value of the investment, and the impairment was recorded in “other expenses” in the Group’s Consolidated Statements of Comprehensive Loss. In conjunction with the sale of investment transaction, the Group also entered into a financial advisory agreement and a supplement agreement in which the Group agrees to pay a cash consideration of RMB39.1 million for the advisory fee upon the successful completion of the sale of investment. The corresponding expense was not recorded until the completion of the sale of investment in April 2024.

UXIN LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)